UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2018

Central Garden & Pet Company
(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405  of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).
     Emerging growth company       ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ⃞

Item 2.02  Results of Operations and Financial Condition.

On August 1, 2018, Central Garden & Pet Company issued a press release announcing its financial results for the third fiscal quarter ended June 30, 2018.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1	Press release dated August 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

		By:	/s/ Nicholas Lahanas
Nicholas Lahanas
Chief Financial Officer
(Principal Financial Officer)

Dated:	August 1, 2018